Exhibit 10.43
Contract Number: G1225-2012-046
Pledgor (Party A ): Ningbo Keyuan Plastics Co., Ltd.
Address: Qingzhi, Beilun District, Ningbo
Zip code: 315803
Legal representative (responsible person): Tao Chunfeng Fax:86232618 Tel:86232931

Pledgee (Party B):China Construction Bank Stock Co., Ltd, Ningbo Beilun Branch
Address: No.251, Xinda Road, Beilun, Ningbo Zip code: 315800
Responsible Person: Bao jian jun

Fax: 86882154 Tel：86884361

In consideration of:
In order to ensure that the debtor Ningbo Keyuan plastic co.ltd, completely and timely performs every obligation in the principal contract( no G1225-2012-046) with party B and the pledgee’s rights are achieved, the pledgor volunteers to undertake liability of all the debt in the principal contact for the pledgee and draw up this contact specially.

Article 1 The pledge right

1. Party A to set the pledge based on the rights listed in the “ pledged right list”

2. If the right listed on the pledge list differ from the actually certificate of pledge or the proof of the pledge party B received or differs from the what listed in the pledge registration book, then the actually certificate of pledge or the proof of the pledge party B received or differs from the what listed in the pledge registration book will be the real pledge

3. If the newly issued certification of pledge or the other certification is different from the “ pledge list” or the certification of pledge party B took or different from the registration book, which can not be the reason for party refuses to take the pledge obligation.

4. Party A should take the most prudent to maintain the pledge’s value and effectiveness to keep the pledge from value reduction or lost due to expiry or other event, if there is an increase for the pledge right, the exceeding part should be taken as the pledge as well.

5 The compound interest should be charged by party B, and be taken as a party for the pledge, and also should be used for paying the compound interest charging expense.

6 if there is possibility for reduction of value or it has been reduced, party A should provide the new pledge per the request of party B.

Article 2 The scope of pledge is the item 2 below

1. The debts of the contract, the scope should include the loan principal , penalty interest and compound interest, liquidated damage,proceed fee, and other related fees, and also the fees arising from the pledgor to achieve its rights ( include but not limited to litigation fee, lawyer fee and travel fee etc)

2. The currency of the contract---USD 6.5 million, include but not limited to the interest , compound interest,  penalty interest and compound interest, liquidated damage, and the other necessary payment included but not limited to procedure fee, telegraphy fee and other related fees, and also the fees arising from the pledgor to achieve its rights ( include but not limited to litigation fee, execution fee, arbitration fee, bid fee, publication, delivery, lawyer fee and travel fee etc)

Article 3 The pledge property’s handover (registration) and retention

1. The pledge’s property’s handover (registration) and keeping
To fulfill the contract and complete the pledge process, the pledgor should per pledgee’s request after signed the contract to give the ownership certification with stamp to pledgee or to complete the registration procedure at the local authority within 1 day, any related pledge certifications also should kept by pledgee during the period of contract.

2. If the registration is not needed, then the party A should give all the certification of pledge to party B in 1 days after the contract signed, or after the endorse if needed.

3. If the third party is needed, then should be informed by writing.

Article 4 The changes of the principal contact

1. The creditor’s rights and obligations of this contact will not be influenced just because the creditor allows the debtor to extend a time limit and extend the time of repayment, and the creditor and the debtor amend, change or substitute any terms of the principal contact. If the above situations happened, it is regarded as that the surety’s approval has been achieved ahead, while the suretyship liability of the surety is not reduced for that. Instead of the creditor, the principal contact provides the debtor with business of the establishment of a letter of credit, the establishment of a letter of guarantee or the alternate letter of credit. Any amendments of a letter of credit, a letter of guarantee or the alternate letter of credit The creditor and the debtor by the creditor and the debtor need not to gain the approval of the surety or separately inform the surety. These amendments are regarded as that the surety’s approval has been achieved ahead, while the suretyship liability of the surety is not reduced for that.

2. Party A’s obligation will not be reduce due to followings:

(1) Selling, bestowal, leasing, leading, transferring, mortgage, hypothecation or other modes deposits the whole or large part of the great property.

(2) party B to entrust the third party to do the pledge obligation.

3. If the pledge right is transfer to third party, party A should assist third party to do the related registration

4. If the creditor’s right or debt under the contract is invalid, cancelled, ineffective, party A should also bear the obligation for the contract.

Article 5 The third party’s hinder

1. Party A should also to provide the new pledge if the nation or third party to cancel, confiscate, detain, seal, froze, bid, dispose, damage the pledge.

2. If the preceding payment happen in the pledge, the remaining part should also taken as pledge of party B. the party A’a compensation should be saved into the account appointed by party B. party B has the right to handle the pledge based on the following procedure and party A should provide the assistance.

1 to restore the pledge’s value under the contract.

2  to pay or make an advance payment for the principal loan and interest and other fees

3  to provide the pledge guarantee for the debt under the contract.

4  the party A to provide the new pledge to party B, then party A can make the own decision to dispose.

Article 6 The pledge right is due earlier than debt

1. If there is a collection date for the pledge,  and the date is earlier than the due date of debt, party B has right to claim the pay off of collection before the due date of debt, the cash or property should be saved into the account or the place party B appointed, B has the right to handle the pledge based on the following procedure and party A should provide the assistance.

(1)	Take the property as the pledge for retention
(2)	Take the cash or bid the property, using the payment to liquidate or as the new pledge.
(3)	The party A to provide the new pledge to party B, then party A can make the own decision to dispose.

Article 7 The achieve of pledge

1. Party A does not perform the debt after the due date, or perform the debt which claim due, pledgee has the right to handle the pledge to get the pledge right

2. The value mutually agreed by both parties or listed in the registration are not the final value, should be decided by the net amount deducted by tax
If the pledge value should be used to compensate the creditor’s right, then the mutually agreed value above mentioned should not used as judgment, the final value should be get by mutually discussed by both parties.

3. The pledgee has the right to handle the pledge by sale, bid, cash the pledge in advance, and get the paid based on the cash or to handle the payment by contract. after handled the pledge, the paid cash should be for all the creditor’s right, for the financing beside the loan, the remaining can be returned to party A

4. If the party A and debtor is the same person, the party B can apply for the enforce for the property beside the pledge, on the condition that not to give up the pledge.

5. Party A can’t do anything to prevent the party B to get the pledge

6. It does not matter if party B has the other pledge for the creditor’s right under the contract ( include but not limited to LC,warranty, promise, standby LC etc), and it does not matter if such warrants are effective or not, or if the party B will claim the pledge from others, or if there are third party willing to undertake the debt, the obligation of party A can’s be reduced, party B can ask party A to undertake the pledge obligation directly.

7. If party A only take partial pledge under the contract, the party A to agree even the debtor to pay off and cause part of the debt is clear, the party A still be responsible for the remaining debt.

8. If party A only take partial pledge under the contract, and the debt under the contract still can not be fully paid, then the party A to promise the party B’s interest will be fully protected, Before the party B’s debt get fully paid off

1 Party A will not claim the recovery of loss to other creditor or other warranty person, if the party A do so for some reasons, then the claim money should be used to party B first.

2 If there are the material pledges under the contract, the party A can not claim the pledge right for this part first, the material and its price should be firstly used for party B’s right.

3 If there is counter guarantee for the contract, then the payment from the counter guarantee should be paid for party B’s obligation first.

9. If the contract is invalid, ineffective, partial cancelled or ineffective, and the party A and debtor is not the same person, then party A should take the joint liability for the party B’s loss.

10. Party A has been fully aware the exchange rate risk, if party B to adjust the exchange rate per the national regulation or contract regulation to cause the rate increased, then party A should also responsible for the increased part.

11. Apart from the debt under the main contract, the debtor has other debt to party B, then party B to has right to draw money from party A’s account to pay any due debt, party A’s liability shall not be reduced.

Article 8 The return of the certificate of pledge

After the debt under the contract paid off and party A paid all the related expenses, party A has the right to ask party B to return the certificate of pledge, when party B return the certificate and party A should inspect it on the spot, the later claim will be regarded as uneffective.

When all the expenses paid off, party A should work with party B for pledge registration cancellation.

Article 9 Liability breach

1 The liability for party A to breach the contract

1.1  If party A to breach the contract or there are any items in contract are false, party B has the right to
1	Ask party A to correct the breach on time
2	Ask party A to provide new pledge.
3	Ask party A to compensate.
4	Handle pledge right
5	Other remedy measure by law
1.2  Party B has the right to choose item 2-5 of article 5 to handle the payment of pledge right, Party A should provide the assistance.

If the pledge can’t be effective or the value of pledge is reduce due to party A’s reason or cause party B can’t execute pledge right properly, and the party A and debtor is not the same person, then party A should take the joint liability for the party B’s loss.

2  Party B’s liability

If it is party B’s reason to cause certification of pledge to lost or damaged, party A should ask party B to take the expense for making up the certification.

Article 10 The other items

1. Expense

All the expense related to the contract and pledge (include but not limited to occupy, management, disposition, registration, insurance, transportation, storage, evaluation, bid, maintenance), all should be borne by party A.

3. For all the account payable, party B has the right to directly draw from Party A’s account without informing party A, and it is related to foreign exchange, it is party A’s duty to assist party B to fulfill all the necessary job and undertake necessary interest rate.

4. Publication collection
If party A to breach the contract, party B has the right to inform the new media for the publication collection

5. The party B’s evidence effect
unless there is reliable and confirmed evidence, all the evidence of recording principal, interest, expense and payment of party B, all the bills and certificate for transaction procedure, will all form as a part of contract, sharing the same legal effect, party A can not object just because party B to keep and make them unilaterally.

6. If there are separation, dismiss, going to bankruptcy, be cancelled the registration, the certification,  the pledge right be damaged, lost, frozen or sealed, should immediately inform the party B.

7. The debtor’s dismiss or bankruptcy
If party A know the debtor’s dismiss or bankruptcy, should immediately inform party B for claim the right, and party A should also join the procedure of bankruptcy or dismiss for debt claim, if party A knows the debtor’s dismiss or bankruptcy beforehand but did not claim the right, party A should undertake all the lost.

8. Party A’ dismiss or bankruptcy
If party A is dismissed or bankrupted, even  if the pledge is not due, party B also has the right to join the procedure of bankruptcy or dismiss for debt claim.

9.  If there are address or contact information change for party A, should immediately inform party B , otherwise it is party A ‘s duty to undertake the loss.

10. Other events
If there are fees due to party A to breach the contract ( include but not limited to sue fee, arbitration, insurance, lawyer fee, arbitration, bid, travel, accommodation) should all be undertaken by party A.

11. The method of settling the dispute

The disputes when performing the contract can be solved through negotiation. If it fails, refer to the first method to settle it.

1.Prosecute to the people’s court where Party B locates.

2.Arbitration.

Arbitrate as the current and valid rules. The final arbitration is over, it restrains the two parties. During the period of litigation or arbitration, the terms unrelated to disputes are still Performed.

12. Effectiveness,

This contact is valid after it is stamped by the creditor’s and the debtor’s official seals and signed or stamped by their legal representatives/persons responsible or authorized attorneys (if the attorneys are natural men, they only need to sign this contact). It is ended when all the secured creditor’s rights are tendered.

14. The contract has 2 copies.

Article 12  Statement and promise

The pledgor make the such promise to the pledge

1. Tthe party A has already know the party B’s business scope

2. Party A has already read all the clauses in the contract and per party A’s request, party B has already explained all the items in the contract, party A fully aware the consequence of the contract.

3. The pledgor is an independent legal subject who possesses the necessary capacity for rights and can in his own mane perform the obligations of this contact and independently bear civil responsibility.

4. All the items of contract meet the law, and has finished signing this contact and performing all the authorization and ratification needed by the obligations of this contact. Every term of this contact is the expression of the surety’s real meaning ,

5. The signature and performance of this contact do not disobey the laws (the laws of this contact refer to the laws, rules, regulations, local regulations and judicial interpretation) obeyed by the surety, constitutions, documents, judgments and verdicts of authorized departments, and also do not contradict any contact and agreement signed by the surety or the other undertaken obligation.

6. The pledgor ensures that the financial statements (if the surety had) showed are in conformity with the legal regulations. The financial statements truly, completely and fairly reflect the financial situation of the surety. What’s more, all the material and document information relating with this contact are true, effective, accurate and complete, but have little concealment.

7. The pledgor  promises to finish record, register or other formalities needed by the effective and legal performance of this contact,

8. The pledgor ensures that there exist no situations or events which may greatly affect the capability of performing obligations.

9. The pledgor has the complete ownership for the pledge, the pledge is gained legally and has no warranty, or other kinds of arrangements, and there is no dispute for the ownership, restrict and other flaws:( such as frozen share right, report of the loss of bill, and stop payment)

10. Without written approval, party A can not dispose the pledge, including transfer or double pledge.

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If party B to do pledge right need third party to perform the obligation,( include but not limted to saving bill, storage bill, bill, account receivable pledge), then party A to promise the third party will not hinder party B, all the agreements between party A and third party will not stop party B to get its pledge right.

4	All the information party A to send to party B in the contract is real and valid and complete.

The surety (official seal)	The creditor (official seal)
The legal representative or the authorized attorney notary	The persons responsible or the authorized
(signature or stamp of official seal)	(signature or stamp of official seal)
2012.11.15	2012.11.15